SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 15, 2003

AMSOUTH BANCORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-7476	63-0591257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AMSOUTH CENTER

1900 FIFTH AVENUE NORTH

BIRMINGHAM, ALABAMA 35203

(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (205) 320-7151

Not applicable

(Former name or former address, if changed since last report.)

Item 9.	Regulation FD Disclosure

The following information is (a) being furnished pursuant to Item 12 “Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216 and (b) in accordance with general instruction B.2 of Form 8-K such information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

On July 15, 2003 AmSouth Bancorporation issued a press release announcing its preliminary results of operations for the quarter ended June 30, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. Supplemental financial information for the quarter ended June 30, 2003 is included as Exhibit 99.2 and may also be found on AmSouth’s web site at www.amsouth.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSOUTH BANCORPORATION

Date: July 15, 2003	By:	/s/ CARL L. GORDAY
	Name:	Carl L. Gorday
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of July 15, 2003
99.2	Supplemental Financial Information